UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2006

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EASTERN VIRGINIA BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23565 (Commission File Number)	54-1866052 (I.R.S. Employer Identification No.)

330 Hospital Road Tappahannock, Virginia (Address of principal executive offices)	22560 (Zip Code)

Registrant’s telephone number, including area code: (804) 443-8423

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)          On November 30, 2006, the Registrant notified the Nasdaq Stock Market that it wanted the transfer of the listing of its common stock from the Nasdaq Capital Market to the Nasdaq Global Market to be effective as of December 4, 2006. The Nasdaq Stock Market had previously approved the transfer.

As a result, the listing of the Registrant’s common stock transferred to the Nasdaq Global Market at the opening of business on December 4, 2006.  The trading symbol for the Registrant’s common stock, EVBS, did not change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Date:	December 4, 2006	By: /s/ Ronald L. Blevins

Ronald L. Blevins

Chief Financial Officer